Exhibit 10.17
Ixia
Summary of Compensation for Non-Employee Members
of the Board of Directors and its Committees
(Effective January 1, 2004)

1. Board of Directors
Quarterly retainer (except Chairman)	$7,500
Chairman’s quarterly retainer	$10,500

2. Compensation Committee
Quarterly retainer (except Chairman)	$3,000
Chairman’s quarterly retainer	$4,250

3. Audit Committee
Quarterly retainer (except Chairman)	$3,000
Chairman’s quarterly retainer	$5,500

4. Nominating and Corporate Governance Committee
Quarterly retainer (except Chairman)	$1,250
Chairman’s quarterly retainer	$2,500
In addition to cash compensation, non-employee directors receive under the Company’s Amended and Restated Non-Employee Director Stock Option Plan (the “Director Plan”) (i) a grant of stock options upon their initial election to the Board of Directors and (ii) annual grants of stock options upon their re-election to the Board. The Director Plan is included as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (Registration No. 333-117969) as filed with the Securities and Exchange Commission on August 5, 2004.
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